Exhibit 10.54
AMENDMENT NO. 1
TO THE OUTSIDE DIRECTOR RESTRICTED STOCK AWARD
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     This AMENDMENT NO. 1 (this “Amendment”) is made as of the 23rd day of January, 2008 by and between Toreador Resources Corporation, a Delaware corporation (the “Company”), and                                          (the “Participant”), to that certain Restricted Stock Award Agreement (the “Agreement”) by and between the Company and the Participant dated                           , 20     . Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement, or to the extent such terms are not defined in the Agreement, the meanings ascribed to such terms in the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”).
     WHEREAS, the Agreement may be amended if the amendment is in writing and signed by the Company and the Participant; and
     WHEREAS, the Company and the Participant desire to amend the Agreement’s vesting provisions to reflect changes approved by the Company’s Compensation Committee on January 23, 2008.
     NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Company and the Participant hereby amend the Agreement as follows:
     1. Section 3 of the Agreement shall be amended in its entirety to read as follows:
3.	Vesting. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Shares shall be vested as follows:

[Vesting information to be provided in each individual agreement].

Notwithstanding the foregoing, in the event that a Change in Control occurs, then immediately prior to the effective date of such Change in Control, the total restricted stock not previously vested shall thereupon immediately become vested.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

TOREADOR RESOURCES CORPORATION
By:
Name:

PARTICIPANT
By:
Name:

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